SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 8.01         Other Events

     On December 7, 2004, Martin D. Meglasson, our Vice President of Discovery Research, amended his two previously- executed stock selling plans dated November 29, 2004. Under those plans, Dr. Meglasson authorized the sale of up to 6,859 and 6,860 shares, respectively, that were purchased on the open market or are subject to an option granted by the Company on February 26, 2004. In order to avoid any potential "short-swing profit" liability under section 16 of the Securities Exchange Act of 1934, the amendment changes the starting date for stock sales under the plans from April 1, 2005 to May 12, 2005 and changes the end date from November 1, 2005 to November 12, 2005.


Item 9.01         Exhibits

EXHIBIT  NUMBER    DESCRIPTION
99.1               Letter Amendment




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                            LIGAND PHARMACEUTICALS INCORPORATED


Date : December 7, 2004     By:    /S/WARNER R. BROADDUS
                            Name:  Warner R. Broaddus
                            Title: Vice President, General Counsel & Secretary